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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 21, 2000



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                  31-0345740
(State or other jurisdiction      (Commission File             (IRS Employer
of incorporation)                      Number)                    Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000



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ITEM 5.           OTHER EVENTS

                  On February 2, 2000, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-95955 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,725,000,000, and was declared effective on February 2, 2000. Pursuant to a Prospectus Supplement dated August 14, 2000, The Kroger Co. is issuing $300,000,000 of Debt Securities denominated 7.80% Senior Notes due 2007. The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

                  Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. Attached hereto as Exhibit 1.1 is the Underwriting Agreement dated August 14, 2000. In connection with the issuance of the Senior Notes, the Registrant has executed a Pricing Agreement dated August 14, 2000, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Deutsche Bank Securities Inc., and Utendahl Capital Partners, L.P., the form of which is incorporated herein by reference as Exhibit 1.1.1 hereof.

                  The form of indenture for the Senior Notes was filed as
                  Exhibit 4.3 of the Registration Statement. The Eighth Supplemental Indenture, dated as of August 21, 2000, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Eighth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c)  Exhibits:

                       1.1 Underwriting Agreement dated August 14, 2000, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Deutsche Bank Securities Inc., and Utendahl Capital Partners, L.P.

                       1.1.1 Pricing Agreement dated August 14, 2000, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital


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                       Markets, Inc., Chase Securities Inc., Deutsche Bank
                       Securities Inc., and Utendahl Capital Partners, L.P.

                       4.3.1 Eighth Supplemental Indenture dated as of August 21, 2000, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the 7.80% Senior Notes due 2007.





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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        THE KROGER CO.



August 21, 2000                            By: (Paul Heldman)
                                               --------------------------------
                                               Paul Heldman
                                               Senior Vice President, Secretary
                                                 and General Counsel




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                                  EXHIBIT INDEX



Exhibit No.                                 Exhibit
-----------                                 -------

 1.1 Underwriting Agreement dated August 14, 2000, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Deutsche Bank Securities Inc., and Utendahl Capital Partners, L.P..

1.1.1 Pricing Agreement dated August 14, 2000, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Deutsche Bank Securities Inc., and Utendahl Capital Partners, L.P.

4.3.1 Eighth Supplemental Indenture dated as of August 21, 2000, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the 7.80% Senior Notes due 2007.